Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

Zero Gravity Solutions, Inc.

190 NW Spanish River Boulevard, Suite 101

Boca Raton, Florida 33431

Re: Proposed Offering of Common Stock of Zero Gravity Solutions, Inc. (“ZGSI”)

Gentlemen:

The Undersigned hereby subscribes for and agrees to purchase the number of Shares of Common Stock of ZGSI indicated below (the “Offered Securities”).

All proceeds from the offering will be deposited with the Company and it will have immediate use of the funds.

This Securities Purchase Agreement (the “Agreement”) may be rejected by ZGSI at any time in its discretion. I understand that ZGSI will advise me as soon as practicable if my subscription has not been accepted or the offering of Offered Securities is withdrawn. If rejected, or if the offering of Offered Securities is withdrawn, all amounts delivered by me in payment for any Offered Securities will be promptly returned to me and this Agreement shall have no further force or effect. If my subscription is rejected, I agree to return to ZGSI any documents it has provided to me at my request for the purpose of evaluating this offering. If my subscription is accepted, ZGSI will promptly provide me with certificates representing the securities included in the Offered Securities. (In the event this subscription is on behalf of an entity, all references in this Agreement to “I”, “me”, and “my” shall refer to such entity.)

1.        Representations and Warranties of Purchaser.

As an inducement to ZGSI to sell me the Offered Securities for which I have subscribed, I hereby represent and warrant to ZGSI as follows (either in my individual capacity or as an authorized representative of an entity, if applicable), such representations and warranties to survive my receipt (or the receipt by such entity) of the Offered Securities:

(a)   If an individual, I am a bona fide resident of the state or other jurisdiction set forth on the signature page hereof, over 21 year of age and legally competent to execute this Agreement; if an entity, the person executing this Agreement represents that the entity is duly organized under the laws of the state set forth on the signature page hereof, is validly existing and has full power and authority to enter into and execute this Agreement, which shall then be the legal, valid and binding agreement of such entity;

(b)  I have been furnished with and reviewed all written materials provided by ZGSI or its representative relating to ZGSI, its proposed operations and the private offering of Offered Securities, including the Confidential Private Placement Memorandum (the “Offering Materials”), and any other materials and information which may have been requested; a representative of ZGSI has answered all inquiries that I have made relating thereto; and I have been afforded the opportunity to obtain any additional information, to the extent ZGSI possessed such information or was able to acquire it without unreasonable effort or expense, necessary (i) to verify the accuracy of the information set forth in the Offering Materials and (ii) to evaluate the merits and risks of purchasing the Offered Securities;

(c)  I have carefully reviewed and understand the various risks of an investment in the Offered Securities and have made such independent investigation and evaluation of the statements made in the Offering Materials and all other written materials provided to me by ZGSI with respect to its financial condition, properties, business and prospects as I deem necessary to make an informed decision to purchase the Offered Securities; my decision to purchase the Offered Securities has been made on the basis of such investigation and evaluation; in making such decision I have relied exclusively on the written statements with respect to any such matters or otherwise with respect to ZGSI which are contained in the Offering Materials, and which have been independently investigated and evaluated by me;

1

(d)  I confirm the statements made herein as true on the date hereof, and I acknowledge that the statements and representations made by me in this Agreement have been relied upon by ZGSI in offering to sell the Offered Securities to me; I further agree to indemnify and hold harmless ZGSI and its officers, directors and stockholders, from any and all damages, losses, costs and expenses (including reasonable attorneys’ fee) that they may incur, by reason of any breach of any of the statements or representations made by me contained herein.

(e)  If an individual, one of the following applies (check one):

___ (1)         I (or I and my spouse together) have a net worth of $1,000,000 or more, excluding the equity value of my principal residence, without regard to the investment in this Offering;

___ (2)         I had an individual (not joint) annual income in excess of $200,000 (or I and my spouse together have an annual income of $300,000) in each of the two most recent years and reasonably expect an income in excess of such amount in the current year;

___ (3)         I am director or executive officer of ZGSI; or

___ (4)         none of the above.

(f)          If an entity, I qualify as one of the following (check one):

___ (1)         a bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), acting in either its individual or fiduciary capacity;

___ (2)         a saving and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act, acting in either its individual or fiduciary capacity;

___ (3)         a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

___ (4)         an insurance company as defined in Section 2(13) of the Securities Act;

___ (5)         an investment company registered under the Investment Company Act of 1940;

___ (6)         a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940;

___ (7)         a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

___ (8)         a plan established and maintained by a state, its political subdivision, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees that has total assets in excess of $5,000,000;

___ (9)         an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, and (A) the investment decision is being made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or (B) the employee benefit plan has total assets in excess of $5,000,000, or (C) if a self-directed plan, with investment decisions made solely by persons that can make one of the representations contained in (1) through (13) of this paragraph (g) or (1) through (3) of paragraph (f) of this Section 1;

2

___(10)        a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940;

___(11)         any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purposes of acquiring the Offered Securities, with total assets in excess of $5,000,000;

___(12)         a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Offered Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act;

___(13)         an entity in which all of the equity owners can make one of the representations contained in subparagraphs (1) through (13) of this paragraph (g) or in subparagraphs (1) through (3) of paragraph (f) of this Section 1; or

___(14)         none of the above. If this item 14 is checked, the Undersigned represents that he or she is a knowledgeable, experienced investor and further acknowledges acceptance of all representations set forth in subsections (a) through (d) and (g) through (q) of this Section 1.

(g)          I understand that the securities being offered have not been registered under the Securities Act or any state securities laws and that this offering is intended to be a non-public offering made in reliance upon an exemption to registration under the Securities Act, that no aspect of this offering has been reviewed by the Securities and Exchange Commission (the “SEC”) or the securities regulatory authorities of any state and that none of the Offering Materials nor any other written materials furnished by ZGSI and used in connection with this offering has been reviewed by any federal or state securities regulatory bodies or authorities;

(h)          I acknowledge that the Offered Securities being subscribed for are deemed “restricted securities” as defined under the Securities Act, that certificates representing the Offered Securities will bear an appropriate restrictive legend, and that I will not be able to resell or transfer any of the Offered Securities purchased hereunder (or the components thereof) unless they are subsequently registered under the Securities Act or an exemption from such registration is available.

(i)          I understand that ZGSI has the absolute right to refuse to consent to the transfer or assignment of the Offered Securities if such transfer or assignment does not comply with applicable state and federal securities laws;

(j)          I acknowledge that in the event ZGSI files within six months from the date of the Offering Materials a registration statement with the SEC under the Securities Act, I may be given the opportunity to include in the registration statement a portion of the Common Stock purchased hereby. However, my right to include these securities in the registration statement may be severely restricted or completely negated by any investment banker and/or underwriter that ZGSI may engage in connection with the registration statement and such right will be subject to and contingent upon approval by such investment banker and/or underwriter;

(k)          I understand and represent that I have been informed that this is a speculative investment, involves a high degree of risk, that the amount realized on the investment may not equal the original amount invested and, in evaluating such investment, I have consulted with my own investment and/or legal and/or tax advisor as I deemed necessary and have concluded that the investment in ZGSI is appropriate in light of my overall investment objectives and financial situation;

(l)          I represent that I am able to bear the substantial economic risks of the investment in ZGSI and at the present time I can afford a complete loss of such investment, and that I have adequate means of providing for my current needs and possible personal contingencies and have no need for liquidity of my investment in ZGSI;

3

(m)          I represent that I am acquiring the securities offered for my own account, for investment, and not with a view to distribution or resale to others; I am not participating, directly or indirectly in an underwriting of any such distribution or other transfer; I do not now have reason to anticipate any change in my circumstances or any other particular occasion or event which would cause me to sell the Offered Securities; I have substantial experience in making decisions of this type or am relying on my own qualified advisor in making the investment decision; and I understand that ZGSI is relying upon the truth and accuracy of this representation and warranty;

(n)          Neither ZGSI nor any person acting on its behalf has made any representations to me except as contained in the Offering Materials; and in making my decision to purchase the Offered Securities I have subscribed for, I have not relied on any representations or information other than those which I have independently investigated and verified to my satisfaction;

(o)          I understand that this subscription may be accepted or rejected, in whole or in part, by ZGSI in its absolute discretion;

(p)          All the information which I heretofore furnished to ZGSI, or which is set forth in this Agreement with respect to my financial position and business experience is correct and complete as of the date of this Agreement, and if there should be any material change in such information prior to receipt of the Offered Securities subscribed for by me, I will immediately furnish such revised or corrected information to ZGSI;

(q)          If an entity, I have not been organized for the specific purpose of acquiring the Offered Securities being offered.

     2.          Representations of ZGSI. ZGSI acknowledges, represents and agrees as follows:

(a)          Corporate Organization. ZGSI is duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power, authority and legal right to own its properties and to conduct the businesses in which it is now engaged. ZGSI is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction where the ownership or lease of its assets or the operation of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, operations, property or financial or other condition of ZGSI (a “Material Adverse Effect”).

(b)          Authority. ZGSI has full corporate power and authority to execute and deliver this Agreement and to perform all of its covenants and agreements hereunder. The execution and delivery of this Agreement by ZGSI, the performance by ZGSI of its covenants and agreements hereunder and the consummation by ZGSI of the transactions contemplated hereby have been duly authorized by all necessary corporate action.

(c)          Enforceability. This Agreement has been duly executed and delivered and constitutes the valid and legally binding obligation of ZGSI, enforceable against ZGSI in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally, or by the principles governing the availability of specific performance, injunctive relief and other equitable remedies (regardless of whether such enforceability is considered in equity or at law), including requirements of reasonableness and good faith in the exercise of rights and remedies thereunder; (ii) applicable laws and court decisions which may limit or render unenforceable certain terms and provisions contained therein, but which in our opinion do not substantially interfere with the practical realization of the benefits thereof, except for the economic consequences of any procedural delay which may be imposed by, relate to or result from such laws and court decisions; and (iii) the limitations on the enforceability of the securities indemnification provisions set forth herein by reason of matters of public policy.

4

(d)          Noncontravention. Neither the execution and delivery of this Agreement by ZGSI, not the consummation of the transactions contemplated hereby, nor the performance by ZGSI of its covenants and agreements hereunder (i) violates any provision of the Articles of Incorporation or By-Laws of ZGSI; (ii) violates any existing law, statute, ordinance, regulation, or any order, judgment or decree of any court or governmental agency to which ZGSI is a party or by which ZGSI or any of its assets is bound; or (iii) conflicts with or will result in any breach of any of the terms of, or constitute a default under or result in the termination of or the creation of any lien pursuant to the terms of any indenture, mortgage, real property lease, securities purchase agreement, credit or loan agreement or other material agreement to which ZGSI is a party or by which ZGSI or any of its assets is bound, to the extent such violation thereof, conflict therewith, breach thereof, default thereunder or termination thereof would have a Material Adverse Effect.

(e)          Capitalization. The authorized capital stock of ZGSI consists of 100,000,000 shares of Common Stock, $0.001 par value, of which 23,000,000 shares were issued and outstanding prior to the offering of the Offered Securities. Holders of outstanding capital stock of ZGSI have no preemptive rights.

(f)          Approvals. Except as may be required under federal and state securities laws (which have been or, in the case of compliance required on a post-sa1e basis, will be complied with), the execution, delivery and performance of this Agreement by ZGSI does not require (i) the consent, waiver, approval, license or authorization of or any filing with any person or any governmental authority; or (ii) the approval or authorization of the shareholders of ZGSI. The issuance of the Offered Securities pursuant to this Agreement is not subject to the registration or prospectus delivery requirements of Section 5 of the Securities Act.

(g)          Legal Proceedings. Unless otherwise disclosed in the Offering Materials, there are no (i) actions, suits, claims, investigations or legal or administrative or arbitration proceedings pending or, to the best knowledge of ZGSI, threatened against or affecting ZGSI, whether at law or in equity, or before or by any governmental authority; (ii) judgments, decrees, injunctions or, orders of any governmental authority or arbitrator against ZGSI, which, in either case, could have a Material Adverse Effect.

(h)          SEC Filing Obligations. ZGSI is not presently registered with the SEC nor are the Offered Securities and ZGSI is not required to make periodic or annual reports with the SEC

(i)          Absence of Undisclosed Liabilities. Except as disclosed in the financial statements (the “Financial Statements”) or other Offering Materials, or as incurred in the ordinary course of business subsequent to September 30, 2012, as of the date hereof (i) ZGSI has no material liability of any nature (matured or unmatured, fixed or contingent) that was not provided for or disclosed in the Financial Statements; and (ii) to the best knowledge of ZGSI, all liability reserves established by ZGSI and set forth in the Financial Statements were adequate in all material respects for the purposes indicated therein.

(j)          Taxes. ZGSI has accurately prepared and timely filed, or has had accurately prepared and timely filed on its behalf, all tax returns which, to the knowledge of ZGSI, are required to be filed by it, and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government (other than those the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with generally accepted accounting principles have been provided on the books of ZGSI); and except as set forth on a Schedule hereto, no tax: liens have been filed and, to the knowledge of ZGSI, no claims are being asserted with respect to any such taxes, fees or other charges.

(k)          Disclosure. The representations or warranties made by ZGSI in this Agreement or, except to the extent modified or amended by subsequent written disclosure to each of the Purchasers through the date hereof, in any other document or certificate furnished in connection herewith did not contain at the time made or, if set forth herein, does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they are made not misleading in any material respect. There is no fact known to ZGSI that materially adversely affects or, other than general economic conditions in the industry in which ZGSI operates, that ZGSI reasonably believes will in the future materially adversely affect the business, operations, affairs or condition, financial or otherwise, of ZGSI, which has not been set forth in this Agreement.

5

3.             Miscellaneous.

(a)          All notices or other communications given or made hereunder shall be in writing and shall be delivered by hand or mailed by registered or certified mail, postage prepaid, to myself or to ZGSI at the respective addresses set forth herein, and shall be deemed to have been given or delivered on the date of the hand delivery or four (4) days after such mailing.

(b)          This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and wholly performed in that state, without giving effect to any conflict of law principles thereunder.

(c)          This Agreement constitutes the entire agreement between ZGSI and me with respect to the subject matter hereof, and may be amended only by a writing executed by the party to be bound thereby. Neither this Agreement nor any of my rights hereunder may be transferred or otherwise assigned hereunder.

(d)          Unless this Agreement is rejected, my obligations hereunder shall not be terminated upon the occurrence of any event (whether by operation of law or otherwise), including, without limitation, my death, occurrence of disability or declaration that I am incompetent, and this Agreement (including the representations and warranties contained herein) shall be binding upon my successors, legal representatives, heirs and distributees.

(e)          If requested at any time by ZGSI, I will promptly supply such information regarding myself as may be necessary for inclusion in any registration, qualification, application or other filing to be made at any time hereafter on behalf. I shall furnish such information to ZGSI as it shall deem necessary to satisfy it that I may legally purchase the Offered Securities.

4.             Compliance with Applicable Law.

I understand and agree that I will not sell, assign, transfer, pledge or otherwise dispose of any of the Offered Securities except in compliance with all conditions on transfer imposed by the Securities Act and by “Blue Sky” or securities laws of any state and that I will be fully responsible for compliance with all such conditions.

5.             Execution of Other Documents.

I agree that I will execute such other documents as may be necessary to complete the transactions contemplated hereby, and I agree to be bound by all of the terms and provisions of any such documents and to perform all of my obligations thereunder with respect to the Offered Securities being purchased.

6.             Payment of Commission.

I represent and warrant that no sales commission is due to any person in connection with my purchase of the Offered Securities except as may be provided for and set forth in the Offering Materials.

IN WITNESS WHEREOF, I have executed this Securities Purchase Agreement by executing the attached Signature Page on the date therein indicated. I enclosed herein my check in the aggregate amount of $_______________, payable to the order of “Zero Gravity Solutions, Inc.”.

6

[SIGNATURES ON FOLLOWING PAGES]

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

The Undersigned, desiring to purchase the Offered Securities described in the Offering Materials, dated August 7, 2013, of Zero Gravity Solutions, Inc., hereby agrees to all the terms of the Securities Purchase Agreement in the form attached hereto and, upon acceptance of the Securities Purchase Agreement by ZGSI, agrees to be bound by the terms and provisions thereof.

By executing this Securities Purchase Agreement Page, the undersigned hereby adopts and agrees to all terms, conditions and representations set forth herein.

By executing this Securities Purchase Agreement Signature Page, the undersigned acknowledges receipt of a copy of the Offering Materials.

7

INDIVIDUAL SUBSCRIPTION

Shares of Common Stock		Price Per Share	Total Purchase Price
(Offered Securities)
______________________	X	$0.50	$____________________

☐  Check Enclosed

    ☐    Funds wire transferred Estimated date: _______________

Printed Name & Residence Address (Note: Business Address will NOT be accepted.)

____________________________________________________	Primary Phone: _________________________
____________________________________________________	Email Address: _________________________
____________________________________________________

Print exact name of how shares are to be titled as well as any additional designations (i.e., JT, JTWROS, etc.)

_____________________________________________________

Subscriber Signature:

Date:_________________________

Signature – Purchaser 1 ________________________________________

Social Security Number __________________________________

Signature – Purchaser 2 ________________________________________

Social Security Number ____________________________

Subscription accepted as of:

Zero Gravity Solutions, Inc.

By: ____________________________________	Date:________________________
Harvey Kaye
Its: Chairman

8

ENTITY SUBSCRIPTION

Shares of Common Stock		Price Per Share	Total Purchase Price
(Offered Securities)
______________________	X	$0.50	$____________________

☐  Check Enclosed

     ☐      Funds wire transferred Estimated date: _______________

Print Name & Address of Principal Place of Business:

___________________________________________________	State of Principal Place of Business:__________
___________________________________________________	State of Organization (if different):___________
___________________________________________________	Primary Phone: __________________________
___________________________________________________	Email Address: __________________________

FORM OF OWNERSHIP – Check type of Purchaser.

TRUST (Please include name of trust, name of trustee, date trust was formed and copy of the trust agreement).
PARTNERSHIP (Please include copy of the Partnership agreement authorizing signature).
CORPORATION (Please include certified corporate resolution(s) authorizing signature and purchase of Offered Securities).
OTHER (Please specify and include copy of document authorizing signature).

Entity Subscriber Signature:

The undersigned trustee, partner or officer warrants that he has full power and authority from all beneficiaries, partners or shareholders of the entity named above to execute this Securities Purchase Agreement Signature Page on behalf of such entity and that investment in the Offered Securities is not prohibited by the governing documents of such entity.

Date:

Taxpayer ID Number:
(Name of Entity)

By:		Print Name:
(Trustee, partner or authorized corporate officer)

Subscription accepted as of:

Zero Gravity Solutions, Inc.

By:____________________________________	Date:________________________
Harvey Kaye
Its: Chairman

9